KITE
REALTY GROUP

KITE REALTY GROUP TRUST

QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2007

Investor Relations Contacts:
Dan Sink, Chief Financial Officer
Adam Chavers, Investor Relations Manager
30 S. Meridian Street
Indianapolis, IN 46204
317.577.5600

KRG
LISTED
NYSE
kiterealty.com

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2007

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
11	Same Property Net Operating Income for the Three and Nine Months Ended September 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of September 30, 2007
14	Schedule of Outstanding Debt as of September 30, 2007
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Nine Months Ended September 30
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics
27	Summary Commercial Portfolio Statistics
28	Current Development/Redevelopment Pipeline
29	Visible Shadow Pipeline
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
35	Operating Commercial Properties
36	Retail Operating Portfolio – Tenant Breakdown

p.2	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2007, we owned interests in 55 operating properties totaling approximately 7.7 million square feet and an additional 2.0 million square feet in 11 properties currently under development or redevelopment.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2007

➢	Operating Retail Properties	50
➢	Operating Commercial Properties	5
➢	Total Properties Under Development/Redevelopment	11
➢	States	9
➢	Total GLA/NRA of Operating Properties	7,693,727
➢	Owned GLA/NRA of Operating Properties	5,227,606
➢	Total GLA of Properties Under Development/Redevelopment	2,041,135
➢	Percentage of Owned GLA Leased – Retail Operating	94.8%
➢	Percentage of Owned NRA Leased – Commercial Operating	92.5%
➢	Total Full-Time Employees	137

____________________

Stock Listing: New York Stock Exchange symbol: KRG

p.3	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN 46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	RBC Capital Markets
Adam Chavers, Investor Relations Manager	Mr. Paul E. Adornato, CFA	Mr. Rich Moore
Kite Realty Group Trust	(212) 885-4170	(216) 378-7625
30 South Meridian Street, Suite 1100	paul.adornato@bmo.com	rich.moore@rbccm.com
Indianapolis, IN 46204
(317) 577-5609	Cantor Fitzgerald	Stifel, Nicholaus & Company, Inc.
dsink@kiterealty.com	Mr. Philip J. Martin	Mr. David M. Fick, CPA/Mr. Nathan Isbee
achavers@kiterealty.com	(312) 469-7485	(443) 224-1308/(443) 224-1346
	pmartin@cantor.com	dmfick@stifel.com
Transfer Agent:		nisbee@stifel.com
Citigroup Global Markets
LaSalle Bank, National Association	Mr. Jonathan Litt/Ms. Ambika Goel	Wachovia Securities
Mr. Joseph Pellicore	(212) 816-0231/(212) 816-6981	Mr. Jeffrey J. Donnelly, CFA
135 South LaSalle Street	jonathan.litt@citigroup.com	(617) 603-4262
Chicago, IL 60603-3499	ambika.goel@citigroup.com	jeff.donnelly@wachovia.com
(312) 904-2000
joseph.pellicore@abnamro.com	Goldman, Sachs & Co.
Mr. Jonathan Haberman
Stock Specialist:	(917) 343-4260
jonathan.haberman@gs.com
Van der Moolen Specialists USA, LLC
45 Broadway	Lehman Brothers
32nd Floor	Mr. David Harris
New York, NY 10006	(212) 526-1790
(646) 576-2707	dharris4@lehman.com

Raymond James
Mr. Paul Puryear/Mr. Ken Avalos
(727) 567-2253/(727) 567-2660
paul.puryear@raymondjames.com
ken.avalos@raymondjames.com

p.4	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of th e basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p.5	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CORPORATE STRUCTURE CHART - SEPTEMBER 30, 2007

p.6	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$205,606,892	$190,886,884
Land held for development	23,622,458	21,687,309
Buildings and improvements	607,525,606	582,715,399
Furniture, equipment and other	4,634,331	5,492,726
Construction in progress	196,430,819	155,569,117

	1,037,820,106	956,351,435
Less: accumulated depreciation	(79,099,822)	(63,726,825)

	958,720,284	892,624,610
Cash and cash equivalents	12,305,177	23,952,594
Tenant receivables, including accrued straight-line rent of $5,925,643 and $4,774,063, respectively, net of allowance for uncollectible accounts	16,268,693	15,215,858
Other receivables	10,825,120	18,247,435
Investments in unconsolidated entities, at equity	1,083,221	1,174,371
Escrow deposits	10,626,792	8,604,580
Deferred costs, net	20,190,021	17,532,939
Prepaid and other assets	3,796,628	5,808,926

Total Assets	$1,033,815,936	$983,161,313

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$631,286,273	$566,975,980
Accounts payable and accrued expenses	34,178,025	33,007,119
Deferred revenue and other liabilities	27,257,428	30,156,299
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	87,470	—
Minority interest	4,143,246	4,295,723

Total Liabilities	696,952,442	634,435,121
Commitments and contingencies
Limited Partners’ interests in Operating Partnership	75,794,286	78,812,120
Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 28,916,641 shares and 28,842,831 shares issued and outstanding at September 30, 2007 and December 31, 2006, respectively	289,166	288,428
Additional paid in capital and other	292,593,664	291,159,647
Accumulated other comprehensive (loss) income	(1,085,582)	297,540
Accumulated deficit	(30,728,040)	(21,831,543)

Total Shareholders’ Equity	261,069,208	269,914,072

Total Liabilities and Shareholders’ Equity	$1,033,815,936	$983,161,313

p.7	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2007	2006	2007	2006

Revenue:
Minimum rent	$18,094,316	$17,262,427	$54,043,116	$49,506,938
Tenant reimbursements	4,525,236	3,787,767	13,865,960	11,901,251
Other property related revenue	3,223,938	1,565,787	7,961,957	3,562,454
Construction and service fee revenue	7,583,235	10,293,822	23,630,103	27,227,754
Other income	519,760	158,632	719,355	243,820

Total revenue	33,946,485	33,068,435	100,220,491	92,442,217
Expenses:
Property operating	3,827,380	3,439,853	11,436,959	9,749,011
Real estate taxes	3,132,986	2,323,799	8,848,531	7,953,433
Cost of construction and services	6,539,643	7,795,070	21,126,869	22,879,759
General, administrative, and other	1,702,354	1,305,599	4,758,278	4,250,312
Depreciation and amortization	7,041,516	7,209,586	23,924,437	22,574,735

Total expenses	22,243,879	22,073,907	70,095,074	67,407,250

Operating income	11,702,606	10,994,528	30,125,417	25,034,967
Interest expense	(6,681,071)	(6,139,761)	(19,093,748)	(15,324,928)
Loss on sale of asset	—	—	—	(764,008)
Income tax expense of taxable REIT subsidiary	(32,789)	(777,600)	(295,395)	(640,584)
Minority interest in income of consolidated subsidiaries	(14,781)	(2,993)	(264,002)	(78,503)
Equity in earnings of unconsolidated entities	48,024	72,261	217,899	221,983
Limited Partners’ interests in the Operating Partnership	(1,130,594)	(936,782)	(2,394,599)	(1,926,356)

Net income	$3,891,395	$3,209,653	$8,295,572	$6,522,571

Income per common share – basic	$0.13	$0.11	$0.29	$0.23

Income per common share – diluted	$0.13	$0.11	$0.28	$0.23

Weighted average common shares outstanding - basic	28,915,137	28,824,698	28,889,279	28,696,534

Weighted average common shares outstanding - diluted	29,139,244	28,979,356	29,180,860	28,830,042

Dividends declared per Common Share	$0.2050	$0.1950	$0.5950	$0.5700

p.8	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Months Ended September 30,

	2007	2006	2007	2006

Net income	$3,891,395	$3,209,653	$8,295,572	$6,522,571
Loss on sale of asset, net of tax	—	—	—	458,405
Add Limited Partners’ interests in income	1,130,594	936,782	2,394,599	1,926,356
Add depreciation and amortization of consolidated entities, net of minority interest	6,873,292	7,129,692	23,520,510	22,308,695
Add depreciation and amortization of unconsolidated entities	100,864	99,680	302,828	301,350

Funds From Operations of the Kite Portfolio[1]	11,996,145	11,375,807	34,513,509	31,517,377
Deduct Limited Partners’ interests in Funds From Operations	(2,709,654)	(2,560,851)	(7,731,026)	(7,184,226)

Funds From Operations allocable to the Company[1]	$9,286,491	$8,814,956	$26,782,483	$24,333,151

Basic FFO per share of the Kite Portfolio	$0.32	$0.31	$0.93	$0.85

Diluted FFO per share of the Kite Portfolio	$0.32	$0.30	$0.92	$0.84

Basic weighted average Common Shares outstanding	28,915,137	28,824,698	28,889,279	28,696,534

Diluted weighted average Common Shares outstanding	29,139,244	28,979,356	29,180,860	28,830,042

Basic weighted average Common Shares and Units outstanding	37,314,752	37,228,944	37,288,971	37,208,441

Diluted weighted average Common Shares and Units outstanding	37,538,859	37,383,601	37,580,552	37,341,949

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements - Retail	$133,808	$65,883	$282,494	$1,236,935	[3]
Tenant improvements – Commercial[5]	946,004	1,406	1,200,090	1,969
Leasing commissions - Retail	78,969	62,489	221,901	586,086	[4]
Leasing commissions – Commercial[5]	404,014	0	430,598	0
Capital improvements	279,299	95,426	314,487	152,852
Scheduled debt principal payments	660,630	604,487	1,989,661	1,831,768
Straight line rent	643,502	366,846	1,151,580	1,325,368
Market rent amortization income from acquired leases	1,003,571	1,058,379	3,826,101	3,177,990
Market debt adjustment	107,714	107,714	323,143	323,143
Capitalized interest	3,410,118	3,255,161	9,685,321	6,997,077

____________________
1

“Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ weighted average interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.

3	Of the amount for the nine months ended September 30, 2006, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

4	Of the amount for the nine months ended September 30, 2006, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

5	Substantially all commercial tenant improvements and leasing commissions relate to the Indiana Supreme Court, a new tenant at the 30 South property.

p.9	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2007

		Total	Percent of
	Percent of	Market	Total Market
	Total Equity	Capitalization	Capitalization

Equity Capitalization:

Total Common Shares Outstanding	77.5%	28,916,641

Operating Partnership ("OP") Units	22.5%	8,399,615

Combined Common Shares and OP Units	100.0%	37,316,256

Market Price of Common Shares at September 30, 2007		$18.80

Total Equity Capitalization		$701,545,613	52%

Debt Capitalization:

Company Outstanding Debt		$631,286,273

Pro-rata Share of Joint Venture Debt		26,959,438

Total Debt Capitalization		658,245,711	48%

Total Market Capitalization		$1,359,791,324	100%

p.10	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30			Nine Months Ended September 30

	2007	2006	% Change	2007	2006	% Change

Number of properties at period end[1]	49	49		49	49

Occupancy at period-end	95.8%	97.0%		95.8%	97.0%
Minimum rent	$15,894,424	$15,863,827		$44,863,763	$44,804,411
Tenant recoveries	4,024,524	3,410,620		11,497,168	10,665,002
Other income	471,083	203,412		1,213,240	486,736
Pro rata share of revenue – unconsolidated joint venture properties	821,267	762,939		1,779,194	1,694,371

	21,211,297	20,240,797		59,353,364	57,650,519

Property operating expenses	3,436,184	3,372,630		9,721,023	9,010,959
Real estate taxes	2,780,281	2,148,100		7,619,208	7,271,183
Pro rata share of expenses – unconsolidated joint venture properties	311,601	251,890		618,662	544,004

	6,528,067	5,772,620		17,911,092	16,826,145

Net operating income – same properties (49 properties)[2]	14,683,230	14,468,178	1.5%	41,442,272	40,824,374	1.5%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,683,230	$14,468,178		$41,442,272	$40,824,374
Net operating income – non-same properties	2,364,995	3,402,015		9,119,7794	7,624,123
Less pro rata share of same property unconsolidated joint venture net operating income	(509,666)	(511,048)		(1,160,532)	1,150,367)
Net operating income – construction, service, general and administrative and other	(802,872)	(160,857)		(2,148,329)	(1,552,580)

Total Company net operating income	15,735,687	17,198,287		47,253,190	45,745,549
Total other income	2,641,844	1,058,887		4,134,733	1,920,753
Total other expenses	(13,355,544)	(14,110,739)		(40,697,755)	(39,217,374)
Limited Partners’ interests in the continuing operations of the Operating Partnership	(1,130,593)	(936,782)		(2,394,598)	(1,926,355)

Net income	$3,891,395	$3,209,654		$8,295,572	$6,522,571

____________________
1	Same Property analysis excludes Glendale Mall and Shops at Eagle Creek as the Company pursues redevelopment of these properties.

2	Same Property analysis excludes net gains on outlot sales, write offs of straight-line rent and FAS #141 deferred revenue and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

p.11	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006

Revenue:
Minimum rent	$18,094,316	$18,606,598	$17,342,202	$17,639,197	$17,262,427
Tenant reimbursements	4,525,236	4,662,010	4,678,714	4,730,484	3,787,767
Other property related revenue[1]	3,223,938	2,286,084	2,451,935	2,795,632	1,565,787
Other income	519,760	90,052	109,543	100,717	158,632

	26,363,250	25,644,744	24,582,394	25,266,030	22,774,613
Expenses:
Property operating	3,827,380	3,519,356	4,090,223	3,828,780	3,439,853
Real estate taxes	3,132,986	3,077,480	2,638,065	3,306,361	2,323,799

	6,960,366	6,596,836	6,728,288	7,135,141	5,763,652

Net Operating Income – Properties	19,402,884	19,047,908	17,854,106	18,130,889	17,010,961

Other Income (Expense):
Construction and service fee revenue	7,583,235	10,176,315	5,870,553	14,219,610	10,293,822
Cost of construction and services	(6,539,643)	(9,521,852)	(5,065,374)	(13,021,605)	(7,795,070)
General, administrative, and other	(1,702,354)	(1,628,848)	(1,427,076)	(1,072,282)	(1,305,599)

	(658,762)	(974,385)	(621,897)	125,723	1,193,153

Earnings Before Interest ,Taxes, Depreciation and Amortization	18,744,122	18,073,523	17,232,209	18,256,612	18,204,114

Depreciation and amortization	(7,041,516)	(8,133,718)	(8,749,203)	(7,091,643)	(7,209,586)
Interest expense	(6,681,071)	(6,229,359)	(6,183,318)	(6,145,435)	(6,139,761)
Income tax expense of taxable REIT subsidiary	(32,789)	(7,991)	(254,615)	(324,948)	(777,600)
Minority interest in income of consolidated subsidiaries	(14,781)	(247,465)	(1,756)	(38,966)	(2,993)
Equity in earnings of unconsolidated entities	48,024	99,579	70,296	64,469	72,261
Limited partners’ interests in the continuing operations of the Operating Partnership	(1,130,594)	(788,442)	(475,563)	(1,063,010)	(936,782)

Net Income	$3,891,395	$2,766,127	$1,638,050	$3,657,079	$3,209,653

NOI/Revenue - Properties	73.6%	74.3%	72.6%	71.8%	74.7%
Recovery Ratio - Properties [2]	65.0%	70.7%	69.5%	66.3%	65.7%

____________________
1	Other property related revenue for the three months ended September 30, 2007 includes gains on land sales of $2,831,480 and lease termination fees of $202,500.

2	“Recovery Ratio” is computed by dividing property operating and real estate tax expenses into tenant reimbursements.

p.12	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2007

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$342,269,718	52%	6.00%	7.2
Unconsolidated	8,233,619	1%	6.60%	4.7
Floating Rate Debt (Hedged)[1]	101,800,000	16%	6.14%	2.9

Total Fixed Rate Debt	452,303,337	69%	6.04%	6.1
Variable Rate Debt:[2]
Construction Loans	133,672,418	20%	6.61%	0.9
Other Variable	153,396,937	24%	6.39%	3.3
Floating Rate Debt (Hedged) [1]	(101,800,000)	-16%	-6.32%	-2.9
Unconsolidated	18,725,819	3%	5.98%	0.9

Total Variable Rate Debt	203,995,174	31%	6.53%	1.7
Net Premiums on Fixed Rate Debt	1,947,200	N/A	N/A	N/A

Total	$658,245,711	100%	6.19%	4.8

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt

	Annual Maturity	Term Maturities	Secured Line of Credit	Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

2007	$703,329	$-	$-	$16,967,831	$17,671,160	$52,515	$17,723,675
2008	2,652,665	8,301,714	-	89,007,277	99,961,656	18,942,844	118,904,500
2009	2,919,556	27,451,887	-	27,697,310	58,068,753	2,223,431	60,292,184
2010	3,030,222	-	-	-	3,030,222	96,813	3,127,035
2011	3,183,353	19,655,380	148,774,024	-	171,612,757	103,335	171,716,092
2012	3,627,437	35,355,396	-	-	38,982,833	109,258	39,092,091
2013	3,639,987	4,027,491	-	-	7,667,478	5,431,242	13,098,720
2014	3,336,003	27,566,202	-	-	30,902,205	-	30,902,205
2015	2,956,748	38,301,942	-	-	41,258,690	-	41,258,690
2016 and beyond	4,809,032	155,374,287	-	-	160,183,319	-	160,183,319
Net Premiums on Fixed Rate Debt	-	-	-	-	1,947,200	-	1,947,200

Total	$30,858,332	$$316,034,299	$148,774,024	$133,672,418	$631,286,273	$26,959,438	$658,245,711

____________________
1	These debt obligations are hedged by interest rate swap agreements which consist of the following:
	Consolidated			$85,000,000
	KRG Share of Unconsolidated			16,800,000

	Total			$101,800,000

2	Variable rate debt, net of interest rate swap transactions:
	-	Construction	$123,672,418	19%
	-	Other Variable	78,396,937	12%	(includes debt on acquisition land held for development)
	-	Unconsolidated	1,925,819	0%	(includes debt on acquisition land held for development)

			$203,995,174	31%

p.13	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2007 (CONTINUED)

CONSOLIDATED DEBT

Fixed Rate Debt	Lender/Servicer	Interest Rate	Maturity Date	Balance as of September 30, 2007	Monthly Debt Service as of September 30, 2007

176th & Meridian	Wachovia Bank	5.67%	11/11/14	$4,113,419.00	$24,702
50th & 12th	Wachovia Bank	5.67%	11/11/14	4,527,650	27,190
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,159,440	68,815
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,047,474	36,583
CoolCreekCommons	LehmanBrothersBank	5.88%	4/11/16	18,000,000	91,140
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,749,359	17,111
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,780,409	68,604
Geist Pavilion	KeyBank	5.78%	1/1/17	11,125,000	53,456
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300,000	62,074
Indiana State Motor Pool	Old National Bank	5.38%	3/24/08	4,011,022	28,917
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,252,109	139,142
Kedron Village	Wachovia Bank	5.70%	1/11/17	29,700,000	142,197
Pine Ridge Crossing	Lehman Brothers Bank	6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,432,418	193,484
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680,000	133,856
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,474,547	28,174
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,289,864	92,824
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000,000	129,382
Thirty South	CS First Boston	6.09%	1/11/14	22,452,043	142,257
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000,000	242,213
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,174,964	77,436

Subtotal				$342,269,718	$1,952,518

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate	Maturity Date	Balance as of September 30, 2007	Monthly Debt Service as of September 30, 2007

Collateral Pool Properties[1]	KeyBank	6.32%	2/20/11	$50,000,000	$263,417
Collateral Pool Properties[1]	KeyBank	6.17%	2/18/11	25,000,000	128,438
Naperville Marketplace	LaSalle Bank	6.05%	12/30/08	10,000,000	50,450

Subtotal				$85,000,000	$442,304

TOTAL CONSOLIDATED FIXED RATE DEBT				$427,269,718	$2,394,822

TOTAL NET PREMIUMS				$1,947,200

Variable Rate Debt: Mortgages	Lender/Servicer	Interest Rate[2]	Maturity Date	Balance as of September 30, 2007

Fishers Station[3]	National City Bank	LIBOR +150	9/1/08	$4,622,913

Subtotal				$4,622,913

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the revolving credit facility.

2	At September 30, 2007, one-month LIBOR and Prime interest rates were 5.13% and 7.75%, respectively.

3	The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.

p.14	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2007 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Commitment	Balance as of September 30, 2007

Bayport Commons[2]	Bank of America	LIBOR + 125	12/27/08	$23,100,000	$14,380,926
Beacon Hill Shopping Center[3]	Fifth Third Bank	LIBOR + 150	3/30/09	34,800,000	10,694,077
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000,000	9,104,282
Cobblestone Plaza[4]	Wachovia Bank	LIBOR + 160	6/29/09	44,500,000	17,003,233
Estero Town Center[5]	Wachovia Bank	LIBOR + 165	3/30/08	18,760,000	17,275,873
Gateway Shopping Center[6]	Union Bank of California	LIBOR + 150	12/15/07	22,268,000	12,542,831
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08	14,400,000	10,239,999
Red Bank Commons	Huntington Bank	LIBOR + 115	3/31/08	4,960,000	4,798,797
Sandifur Plaza[7]	LaSalle Bank	LIBOR + 165	2/28/08	5,500,000	5,411,984
South Elgin Commons	National City Bank	LIBOR + 125	12/28/07	4,425,000	4,425,000
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	3/30/08	20,000,000	20,000,000
Traders Point II	Huntington Bank	LIBOR + 115	12/31/08	9,587,000	7,795,416

Subtotal				$214,300,000	$133,672,418
Line of Credit	Lender/Servicer	Interest Rate[1]	Maturity Date	Total Available as of September 30, 2007	Balance as of September 30, 2007

Collateral Pool Properties[8,9,10]	KeyBank	LIBOR + 125	2/20/11	$196,696,701	$148,774,024

Floating Rate Debt (Hedged)	Lender/Servicer	Interest Rate[1]	Maturity Date		Balance as of September 30, 2007

Collateral Pool Properties[9]	KeyBank	LIBOR + 125	2/20/11		$(50,000,000)
Collateral Pool Properties[9]	KeyBank	LIBOR + 125	2/18/11		(25,000,000)
Naperville Marketplace	LaSalle Bank	LIBOR + 130	12/30/08		(10,000,000)

Subtotal					$(85,000,000)

TOTAL CONSOLIDATED VARIABLE RATE DEBT					$202,069,355

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$631,286,273

____________________
1	At September 30, 2007, one-month LIBOR and Prime interest rates were 5.13% and 7.75%, respectively.

2	The Company has a preferred return, then a 60% interest. This loan is guaranteed by Kite Realty Group, LP.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

5	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.

6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

7	The Company has an 80% interest in the Walgreens and a 95% interest in the shops. This loan is guaranteed by Kite Realty Group, LP.

8

There are currently 47 unencumbered assets; 44 of which are wholly owned and used to calculate the amount available for borrowing under the unsecured credit facility and three of which are owned by joint ventures. The major unencumbered assets include: Silver Glen, Glendale Town Center, King’s Lake, Hamilton Crossing, Waterford Lakes, Eastgate Pavilion, Wal-Mart Plaza, Market Street Village, and Courthouse Shadows.

9	The Company entered into a fixed rate swap agreement which is designated as a hedge against the revolving credit facility.

10	The total amount available for borrowing under the revolving credit facility is $196,696,701 of which $148,774,024 was outstanding as of September 30, 2007.

p.15	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2007 (CONTINUED)

UNCONSOLIDATED DEBT
Fixed Rate Debt	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of September 30, 2007	Monthly Debt Service as of September 30, 2007

The Centre[1]	Sun Life	6.99%	6/01/09		$3,829,440	$39,897
Spring Mill Medical[1]	LaSalle Bank	6.45%	9/01/13		11,871,910	78,204

Subtotal					$15,701,350	$118,101

Joint Venture Partners’ Share					(7,467,731)

KRG SHARE					$8,233,619

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of September 30, 2007	Monthly Debt Service as of September 30, 2007

Parkside Town Commons	LaSalle Bank	5.60%	3/02/09		$42,000,000	$195,965
Joint Venture Partners’ Share – 60%					(25,200,000)	(117,579)

KRG SHARE					$16,800,000	$78,386

TOTAL UNCONSOLIDATED FIXED RATE DEBT					$25,033,619

Variable Rate Debt - Construction Loan	Lender/ Servicer	Interest Rate[3]	Maturity Date	Total Commitment	Balance as of September 30, 2007

Parkside Town Commons[2]	LaSalle Bank	LIBOR + 85	8/28/08	$55,000,000	$46,814,547
Joint Venture Partners’ Share – 60%					(28,088,728)

KRG SHARE					$18,725,819

Floating Rate Debt (Hedged)	Lender/ Servicer	Interest Rate	Maturity Date		Balance as of September 30, 2007

Parkside Town Commons	LaSalle Bank	LIBOR + 85	3/02/09		$(42,000,000)
Joint Venture Partners’ Share – 60%					25,200,000

KRG SHARE					$(16,800,000)

TOTAL UNCONSOLIDATED VARIABLE RATE DEBT					$1,925,819

TOTAL KRG UNCONSOLIDATED DEBT					$26,959,438
TOTAL KRG CONSOLIDATED DEBT					631,286,273

TOTAL KRG DEBT					$658,245,711

____________________
1	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

2	The Company owns a 40% interest in Parkside Town Commons which will change to a 20% ownership upon the commencement of construction.

3	At September 30, 2007, one-month LIBOR and Prime interest rates were 5.13% and 7.75% , respectively.

p.16	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

JOINT VENTURE SUMMARY - UNCONSOLIDATED PROPERTIES

The Company owns the following three unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre – Operating Property	60%
Spring Mill Medical – Operating Property	50%
Parkside Town Commons - Development Property[1]	40%

____________________
1	The Company’s 40% interest in Parkside Town Commons will change to a 20% ownership upon the commencement of construction.

p.17	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	September 30, 2007	December 31, 2006

Assets:
Investment properties, at cost:
Land	$2,552,075	$2,404,211
Buildings and improvements	14,613,333	14,761,198
Furniture, equipment and other	10,581	10,581
Construction in progress	47,141,468	38,903,133

	64,317,457	56,079,123
Less: accumulated depreciation	(3,603,324)	(3,254,677)

	60,714,133	52,824,446
Cash and cash equivalents	740,171	804,391
Tenant receivables, including accrued straight-line rent	245,618	113,209
Escrow deposits	364,384	244,241
Deferred costs, net	594,481	622,778
Prepaid and other assets	31,263	600

Total Assets	$62,690,050	$54,609,665

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$62,515,898	$51,895,229
Accounts payable and accrued expenses	1,272,033	3,514,759
Intercompany payable	8,628	4,282

Total Liabilities	63,796,559	55,414,270
Accumulated deficit	(1,106,509)	(804,605)

Total Liabilities and Accumulated Deficit	$62,690,050	$54,609,665

p.18	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre, Spring Mill Medical, and Parkside Town Commons)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30

	2007	2006	2007	2006

Revenue:
Minimum rent	$614,628	$597,321	$1,841,727	$1,790,106
Tenant reimbursements	356,245	243,836	868,914	740,585
Other property related revenue	1,750	19,127	15,001	64,851

Total revenue	972,623	860,284	2,725,642	2,595,542

Expenses:
Property operating	243,846	210,587	686,921	629,824
Real estate taxes	140,577	62,155	276,674	191,568
Depreciation and amortization and other	171,871	129,356	409,029	391,907

Total expenses	556,294	402,098	1,372,624	1,213,299

Operating income	416,329	458,186	1,353,018	1,382,243
Interest expense	(267,198)	(274,319)	(797,271)	(820,812)

Net income	$149,131	$183,867	$555,747	$561,431

p.19	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of September 30, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2007

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Target	4	515,432	—	—	4	515,432
Federated Department Stores	1	237,455	1	237,455	—	—
Publix	5	234,246	5	234,246	—	—
Home Depot	1	140,000	—	—	1	140,000
Circuit City	4	132,347	4	132,347	—	—
Dick's Sporting Goods	2	126,672	2	126,672	—	—
Marsh Supermarkets	2	124,902	2	124,902	—	—
Ross Stores	4	118,374	4	118,374

Total	37	3,626,707	23	1,337,642	14	2,289,065

____________________
1

A ground lease with Lowe's was entered into during the first quarter of 2006. An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property. Another ground lease with Lowe's was entered into during the second quarter of 2006. An estimated 163,000 square feet is included in Anchor Owned GLA to account for this property.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p.20	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of September 30, 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2007

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[5]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent[1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe’s Home Improvement[4]	Retail	3	128,997	2.2%	$2,564,000	$5.61	3.6%
Circuit City	Retail	4	132,347	2.3%	$1,930,190	$14.58	2.7%
Publix	Retail	5	234,246	4.0%	$1,837,588	$7.84	2.6%
State of Indiana – Dept. of Administration	Commercial	3	210,393	3.6%	$1,668,492	$7.93	2.3%
Marsh Supermarkets	Retail	2	124,902	2.1%	$1,633,958	$13.08	2.3%
Bed Bath & Beyond	Retail	4	109,296	1.9%	$1,356,866	$12.41	1.9%
Dick’s Sporting Goods	Retail	2	126,672	2.2%	$1,220,004	$9.63	1.7%
Ross Stores	Retail	4	118,374	2.0%	$1,210,784	$10.23	1.7%
Eli Lilly and Company[6]	Commercial	1	70,402	1.2%	$1,161,633	$16.50	1.6%
HEB Grocery Company	Retail	1	105,000	1.8%	$1,155,000	$11.00	1.6%
Office Depot	Retail	4	103,294	1.8%	$1,058,350	$10.25	1.5%
Petsmart	Retail	3	77,956	1.3%	$975,840	$12.52	1.4%
Wal-Mart	Retail	2	234,649	4.0%	$930,927	$3.97	1.3%
Walgreens	Retail	2	29,060	0.5%	$908,000	$31.25	1.3%
Kmart	Retail	1	110,875	1.9%	$850,379	$7.67	1.2%
UMDA[3]	Commercial	1	32,256	0.5%	$844,402	$26.18	1.2%
TJX Companies	Retail	3	88,550	1.5%	$805,312	$9.09	1.1%
Kerasotes Theaters[4]	Retail	2	43,050	0.7%	$776,496	$8.92	1.1%
Dominick’s	Retail	1	65,977	1.1%	$775,230	$11.75	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	$771,155	$19.87	1.1%
A & P Grocery	Retail	1	58,732	1.0%	$763,516	$13.00	1.1%
Old Navy	Retail	3	64,868	1.1%	$748,693	$11.54	1.1%
Shoe Pavilion Corporation	Retail	1	31,396	0.5%	$722,108	$23.00	1.0%
Caputo’s Fresh Markets	Retail	1	65,636	1.1%	$669,492	$10.20	0.9%
Indiana University Health Care Assoc. [3]	Commercial	1	31,175	0.5%	$622,202	$19.96	0.9%

TOTAL			2,436,913	41.5%	$27,960,617	$9.95	39.3%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2007 for each applicable tenant multiplied by 12.

2	Excludes tenants at development properties that are Build-to-Suits for sale.

3	Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

4	Annualized Base Rent per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

5	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

6

On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

p.21	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of September 30 2007

This table includes the following:

•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2007

	Number of Expiring Leases [2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007[5]	29	175,760	3.3%	$2,146,535	3.2%	$12.21	$800,000
2008	42	223,862	4.2%	$2,432,849	3.6%	$10.87	$0
2009	77	222,758	4.2%	$3,915,378	5.9%	$17.58	$0
2010	87	472,743	8.8%	$6,041,676	9.0%	$12.78	$0
2011	89	636,733	11.9%	$6,105,107	9.1%	$9.59	$0
2012	111	473,100	8.8%	$7,745,531	11.6%	$16.37	$85,000
2013	32	426,569	8.0%	$4,110,023	6.2%	$9.64	$0
2014	36	453,889	8.5%	$5,350,663	8.0%	$11.79	$427,900
2015	42	546,234	10.2%	$6,669,661	10.0%	$12.21	$181,504
2016	30	311,763	5.8%	$4,249,952	6.4%	$13.63	$93,500
Beyond	51	1,425,185	26.6%	$18,086,987	27.1%	$12.69	$2,710,505

TOTAL	626	5,368,596	100.0%	$66,854,362	100.0%	$12.45	$4,298,409

____________________
1	Excludes tenants at development properties that are Build-to-Suits for sale.

2

Lease expiration table reflects rents in place as of September 30, 2007, and does not include option periods; 2007 expirations include 6 month-to-month tenants. This column also excludes ground leases.

3	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2007 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

5

On December 1, 2006, the Company entered into an agreement to terminate its lease with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

p.22	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2007

	Number of Expiring Leases [2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007	4	58,316	1.1%	$300,262	0.5%	$5.15	$800,000
2008	1	131,488	2.5%	$621,444	0.9%	$4.73	$0
2009	2	46,510	0.9%	$440,598	0.7%	$9.47	$0
2010	12	295,189	5.5%	$2,688,985	4.0%	$9.11	$0
2011	8	455,904	8.5%	$2,503,283	3.7%	$5.49	$0
2012	8	179,119	3.3%	$1,678,862	2.5%	$9.37	$0
2013	3	222,521	4.1%	$993,053	1.5%	$4.46	$0
2014	9	235,634	4.4%	$2,389,267	3.6%	$10.14	$0
2015	12	410,263	7.6%	$3,915,239	5.9%	$9.54	$0
2016	7	220,312	4.1%	$2,394,510	3.6%	$10.87	$0
Beyond	32	1,306,806	24.3%	$15,272,399	22.8%	$11.69	$990,000

TOTAL	98	3,572,072	66.4%	$33,197,901	49.7%	$9.32	$1,790,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.

2	Lease expiration table reflects rents in place as of September 30, 2007, and does not include option periods. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.23	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2007

This table includes the following:

•	Operating retail properties; and
•	Development property tenants open for business as of September 30, 2007

	Number of Expiring Leases[1]	Expiring GLA/NRA[1,2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2007	22	46,822	0.9%	$682,540	1.0%	$14.58	$0
2008	40	84,409	1.6%	$1,651,467	2.5%	$19.57	$0
2009	75	176,248	3.3%	$3,474,780	5.2%	$19.72	$0
2010	74	168,676	3.1%	$3,172,911	4.8%	$18.81	$0
2011	81	180,829	3.4%	$3,601,824	5.4%	$19.92	$0
2012	100	251,792	4.7%	$5,382,589	8.1%	$21.38	$85,000
2013	25	75,694	1.4%	$1,518,899	2.3%	$20.07	$0
2014	25	64,445	1.2%	$1,496,791	2.2%	$23.23	$427,900
2015	28	90,864	1.7%	$2,025,896	3.0%	$22.30	$181,504
2016	23	91,451	1.7%	$1,855,441	2.8%	$20.29	$93,500
Beyond	17	54,948	1.0%	$1,347,985	2.0%	$24.53	$1,720,505

TOTAL	510	1,286,178	23.9%	$26,211,124	39.2%	$20.38	$2,508,409

____________________
1

Lease expiration table reflects rents in place as of September 30, 2007, and does not include option periods; 2007 expirations include 6 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2007 for each applicable property multiplied by 12. Excludes ground lease revenue.

p.24	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of September 30, 2007

	Number of Expiring Leases[1]	Expiring NLA[1]	% of Total NRA Expiring	Expiring Annualized Base Rent[2,3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2007[3]	3	70,622	1.3%	$1,163,733	1.7%	$16.48
2008	1	7,965	0.2%	$159,938	0.2%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	0	0	0.0%	$0	0.0%	$0.00
2012	3	42,189	0.8%	$684,080	1.0%	$16.21
2013	4	128,354	2.4%	$1,598,071	2.4%	$12.45
2014	2	153,810	2.9%	$1,464,605	2.2%	$9.52
2015	2	45,107	0.8%	$728,527	1.1%	$16.15
2016	0	0	0.0%	$0	0.0%	$0.00
Beyond	2	63,431	1.2%	$1,466,603	2.2%	$23.12

TOTAL	18	520,356	9.7%	$7,445,336	11.1%	$14.31

____________________
1	Lease expiration table reflects rents in place as of September 30, 2007, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for September 2007 for each applicable property multiplied by 12.

3

On December 1, 2006, the Company entered into an agreement to terminate its leases with Eli Lilly & Company effective December 31, 2006 as to 29,140 square feet and effective October 1, 2007 as to 70,402 square feet.

p.25	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Company Owned GLA – Operating Retail[1]	4,664,954	4,601,877	4,652,221	5,231,434	4,989,635	4,595,183
Total GLA – Operating Retail[1]	7,131,075	6,982,698	6,852,042	7,576,100	7,209,584	6,698,265
Projected Company Owned GLA Under Development or Redevelopment[2]	1,056,615	1,122,990	1,073,646	668,646	587,750	581,281
Projected Total GLA Under Development or Redevelopment[2]	2,041,135	2,227,810	2,358,466	1,673,466	1,598,470	1,535,081
Number of Operating Retail Properties	50	48	48	49	46	43
Number of Retail Properties Under Development or Redevelopment	11	12	12	11	11	11
Percentage Leased – Operating Retail	94.8%	95.7%	95.2%	93.4%	93.6%	93.0%
Annualized Base Rent & Ground Lease Revenue – Retail Properties[3]	$60,285,156	$59,569,596	$58,572, 786	$60,819,603	$56,724,615	$51,664,411

____________________
1

Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent for September 2007, multiplied by 12.

p.26	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	562,652	562,652	562,652
Number of Operating Commercial Properties	5	5	5	5	5	5
Percentage Leased – Operating Commercial Properties	92.5%	92.5%	91.5%	91.7%	96.9%	96.9%
Annualized Base Rent – Commercial Properties[2,3]	$7,445,336	$7,435,326	$7,346,713	$7,346,962	$7,894,595	$7,874,683

____________________
1

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes approximately 851 parking spaces. It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

2	Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $728,527 from KRG and subsidiaries as of September 30, 2007.

p.27	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

CURRENT DEVELOPMENT/REDEVELOPMENT PIPELINE

Current Development Projects	Company Ownership %[6]	MSA	Actual/ Projected Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[7]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of Sept. 30, 2007[4]	Major Tenants and Non-owned Anchors

Tarpon Springs Plaza, FL	100%	Naples	Q3 2007	92,546	276,346	57.6%	89.2%	$29,200	$28,816	Target (non-owned), Staples, Cost Plus, AC Moore
Bayport Commons, FL	60%	Tampa	Q4 2007	97,200	286,000	42.5%	87.5%	$25,000	$23,423	Michaels, PetSmart, Target (non-owned), Best Buy
Cobblestone Plaza, FL	50%	Ft. Lauderdale	Q3 2008	153,600	163,600	0.0%	70.3%	$47,000	$25,623	Whole Foods, Staples
Beacon Hill Shopping Center, IN – Phase II11	50%	Crown Point	Q1 2008	19,160	19,160	0.0%	33.4%	$5,000	$3,734	Strack & VanTil (non-owned), Walgreens (non-owned)
Bridgewater Marketplace I, IN	100%	Indianapolis	Q1 2007	26,000	50,820	17.3%	17.3%	$11,300	$11,000	Walgreens (non-owned)
54th & College, IN	100%	Indianapolis	Q4 2007	N/A	20,100	0.0%	100.0%	$2,500	$2,483	Fresh Market
Naperville Marketplace, IL	100%	Chicago	Q4 2006	81,607	151,607	43.3%	80.3%	$16,500	$12,587	Caputo's Fresh Market (non-owned), TJ Maxx
Sandifur Plaza, OR (Build to suit for sale)	80%/95%	Tri-Cities	Q4 2006	27,231	27,231	80.9%	80.9%	$6,400	$6,282	Walgreens (built-to-suit for sale)
Gateway Shopping Center, WA	50%	Seattle	Q1 2007	83,000	289,000	41.9%	79.0%	$24,300	$19,089	Ross Stores, PetSmart, Kohl's (non-owned), Winco Foods (non-owned)

Subtotal – Current Development Projects				580,344	1,283,864	33.0%	75.7%	$167,200	$133,037

Redevelopment Projects		MSA	Existing Owned GLA	Projected Owned GLA[2]	Projected Total GLA[3]	Existing Owned GLA Leased	Projected Owned GLA Leased	Total Estimated Project Cost[4]		Major Tenants and Non-owned Anchors

Shops at Eagle Creek, FL8,9		Naples	72,271	72,271	72,271	55.3%	55.3%	$3,500		Staples
Glendale Town Center, IN8,10		Indianapolis	341,696	404,000	685,000	96.8%	82.9%	$15,000		Target/Macy’s/Lowe’s

Subtotal – Redevelopment Projects			413,967	476,271	757,271			$18,500

Total Current Development/Redevelopment Projects				1,056,615	2,041,135			$185,700

____________________
1

Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (i.e., 85% occupied) typically occurs within six to twelve months after the opening date.

2

Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.
5

Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 42,320 square feet for which the Company has signed non-binding letters of intent.

6

The Company owns the following development properties through joint ventures: Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%) and Bayport Commons (preferred return, then 60%).

7	Includes tenants that have taken possession of their space or have begun paying rent.
8	This property has been removed from the operating portfolio statistics during its redevelopment.
9

The Company is in the process of re-tenanting the anchor space formerly occupied by Winn-Dixie with two junior box users. The Company has an executed lease with Staples for approximately one-half of the former grocery space.

10

Target Corporation acquired 10.5 acres in April 2007 and will anchor the redevelopment. The Company will construct approximately 62,000 square feet of new b-shop/professional office space and leasing activities have commenced. Existing tenants that will remain throughout the redevelopment process include Macy's, Kerasotes Theaters, Staples, Indianapolis-Marion Co. Public Library, OASIS, Lenscrafters, Taco Bell, and O'Charley's.

11	Beacon Hill Phase I was transferred to the operating portfolio in the third quarter of 2007 at a total cost of $12 million.

p.28	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

VISIBLE SHADOW PIPELINE

Project	MSA	KRG Ownership %[2]	Estimated Start Date	Estimated Total GLA[1]	Total Estimated Cost[1,5]	Cost Incurred as of Sept. 30, 2007[5]	Potential Tenancy

Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$134,000	$47,142	Mixed Use Shopping Center
Delray Marketplace, FL	Delray Beach	50%	TBD	318,000	$90,000	$33,812	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Maple Valley, WA4	Seattle	100%	TBD	156,000	$36,000	$7,448	Grocery, Hardware Store, Shops, Restaurants
Peakway @ 55, NC	Raleigh	100%	TBD	345,000	$25,600	$16,268	Power Center
South Elgin Commons, IL	Chicago	100%	TBD	308,000	$26,200	$6,050	Power Center
Spring Mill Medical II, IN	Carmel	50%	TBD	41,000	$8,500	$546	Medical Practice Groups

Total Visible Shadow Pipeline				2,668,000	$320,300	$111,266

Grand Total – All Development Activity[6]					$506,000

____________________
1	Total Estimated Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%) and Cobblestone Plaza (preferred return, then 50%).

3

In December 2006, Parkside Town Commons was acquired in a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is currently 40% and will become 20% upon the commencement of construction.

4	“Total Estimated Cost” includes the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

5	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

6	Includes the Current Development Pipeline, Redevelopment Projects and the Visible Shadow Pipeline.

p.29	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2007

	Number of Operating Properties[1]	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	23	1,797,511	34.4%	215	$23,552,852	36.8%	$14.16
• Retail	18	1,234,859	23.6%	196	$16,107,516	25.2%	$14.09
• Commercial	5	562,652	10.8%	19	$7,445,336	11.6%	$14.31
Florida	12	1,269,584	24.3%	165	$13,279,484	21.0%	$10.89
Texas	8	1,144,286	21.9%	94	$13,712,137	21.4%	$12.33
Illinois	2	231,788	4.4%	35	$3,101,317	4.9%	$14.00
New Jersey	1	115,088	2.2%	18	$1,815,578	2.8%	$16.28
Georgia	3	300,115	5.7%	57	$4,010,937	6.3%	$14.53
Washington	3	102,159	2.0%	25	$1,685,196	2.6%	$18.41
Ohio	1	236,230	4.5%	7	$2,366,522	3.7%	$10.02
Oregon	2	30,845	0.6%	8	$316,065	0.5%	$26.62

TOTAL	55	5,227,606	100.0%	624	$63,840,088	100.0%	$12.91

____________________
1	Excludes tenants at development properties which are Build-to-Suits for sale.

2

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 25 parcels or outlots owned by the Company and ground leased to tenants, which contain 25 non-owned structures totaling approximately 490,518 square feet. It also excludes the square footage of Union Station Parking Garage.

3

Annualized Base Rent excludes $3,890,405 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2007 annualized minimum rent attributed to Union Station Parking Garage as well as the leases on development properties.

p.30	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

OPERATING RETAIL PROPERTIES – TABLE I

As of September 30, 2007

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,600	62.9%
International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	87.0%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	99.6%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	95.9%
Eagle Creek Lowe's	FL	Naples	2006	2006	Developed	165,000	-	*
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	100.0%
Riverchase	FL	Naples	1991	2006	Acquired	78,340	78,340	100.0%
Courthouse Shadows	FL	Naples	1987	2006	Acquired	134,867	134,867	95.3%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	405,906	45,906	91.5%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	93.4%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.0%
Kedron Village	GA	Atlanta	2006	2006	Acquired	282,125	157,408	86.4%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,265	132,716	99.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	90.9%
Beacon Hill Shopping Center I	IN	Crown Point	2006	2007	Developed	108,661	38,161	70.5%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,123	124,594	98.6%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	97.5%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,558	94.9%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	61.4%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station[5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	83.0%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre[6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	91.3%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	97.1%
Stoney Creek Commons	IN	Indianapolis	2006	2006	Developed	189,527	49,330	100.0%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	-	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	-	*
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	94.4%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	90.3%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.8%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%

____________________
*

Property consists of ground leases only, no Owned GLA. As of September 30, 2007, the following were leased: Eagle Creek Lowe’s – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I –one of two outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2007, except for Greyhound Commons, Weston Park Phase I and Eagle Creek Lowe’s (see * ).

4

The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, the Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.

5

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

6	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.

7	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

8	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
9

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

p.31	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property[1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	96.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway	OR	Portland	2006	2007	Developed	35,800	21,000	14.5%
Shops at Otty[7]	OR	Portland	2004	2004	Developed	154,845	9,845	89.6%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	99.3%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	92.1%
Galleria Plaza[8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	92.5%
Burlington Coat Factory[9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	99.0%
Market Street Village	TX	Hurst	2004	2005	Acquired	164,125	157,125	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	85.5%

TOTAL						7,131,075	4,664,954	94.8%

See prior page for footnote disclosure.

p.32	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

OPERATING RETAIL PROPERTIES – TABLE II

As of September 30, 2007

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Estero Town Commons	FL	Naples	$473,795	$981,000	$1,454,795	2.41%	$29.44	Lowe's Home Improvement
International Speedway Square	FL	Daytona	2,439,852	362,900	2,802,752	4.65%	11.25	Bed, Bath & Beyond, Circuit City, Stein Mart, Old Navy, Staples, Michaels
King's Lake Square	FL	Naples	1,025,718	-	1,025,718	1.70%	13.79	Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	952,802	-	952,802	1.58%	5.38	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes	FL	Orlando	863,631	-	863,631	1.43%	11.55	Winn-Dixie
Eagle Creek Lowe's	FL	Naples	-	800,000	800,000	1.33%	-	Lowe's Home Improvement
Pine Ridge Crossing	FL	Naples	1,679,738	-	1,679,738	2.79%	15.92	Publix, Target (non-owned), Beall's Dept Store (non-owned)
Riverchase	FL	Naples	1,113,424	-	1,113,424	1.85%	14.21	Publix
Courthouse Shadows	FL	Naples	1,384,311	-	1,384,311	2.30%	10.77	Albertson's, Office Max
Circuit City Plaza	FL	Ft. Lauderdale	817,202	-	817,202	1.36%	19.46	Circuit City, Lowe's (non-owned), Wal-Mart (non-owned)
Indian River Square	FL	Vero Beach	1,477,137	-	1,477,137	2.45%	10.24	Beall's Target (non-owned), Lowes (non-owned), Office Depot
Bolton Plaza[4]	FL	Jacksonville	1,051,874	-	1,051,874	1.74%	6.51	Wal-Mart
Centre at Panola	GA	Atlanta	825,731	-	825,731	1.37%	11.49	Publix
Publix at Acworth	GA	Atlanta	794,556	-	794,556	1.32%	11.65	Publix
Kedron Village	GA	Atlanta	2,390,649	-	2,390,649	3.97%	17.59	Target (non-owned), Bed Bath & Beyond, Ross Dress for Less, Petco
Silver Glen Crossing	IL	Chicago	1,819,152	85,000	1,904,152	3.16%	13.84	Caputo’s Fresh Markets
Fox Lake Crossing	IL	Chicago	1,282,165	-	1,282,165	2.13%	14.24	Dominick's Finer Foods
Beacon Hill Shopping Center	IN	Crown Point	449,882	60,000	509,882	0.85%	16.72	Strack & Van Til (non-owned)
Cool Creek Commons	IN	Indianapolis	2,017,515	85,500	2,103,015	3.49%	16.42	The Fresh Market, Stein Mart, Cardinal Fitness
Boulevard Crossing	IN	Kokomo	1,668,188	-	1,668,188	2.77%	13.83	PETCO, TJ Maxx, Kohl's (non-owned)
Traders Point	IN	Indianapolis	3,705,968	713,996	4,419,964	7.33%	13.98	Dick's Sporting Goods, Kerasotes, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, Petsmart
Traders Point II	IN	Indianapolis	743,532	-	743,532	1.23%	25.99
Hamilton Crossing	IN	Indianapolis	1,415,268	71,500	1,486,768	2.47%	17.17	Office Depot
Fishers Station	IN	Indianapolis	1,184,869	-	1,184,869	1.97%	12.48	Marsh
Whitehall Pike	IN	Bloomington	1,014,000	-	1,014,000	1.68%	7.86	Lowe's Home Improvement Center
The Centre[4]	IN	Indianapolis	966,133	-	966,133	1.60%	13.12	CVS
The Corner Shops	IN	Indianapolis	554,208	-	554,208	0.92%	13.42	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	464,755	-	464,755	0.77%	9.42	Lowe's Home Improvement (non-owned), HH Gregg, Office Depot
Greyhound Commons	IN	Indianapolis	-	202,500	202,500	0.34%	-	Lowe's Home Improvement Center (non-owned)
Weston Park Phase I	IN	Indianapolis	-	85,000	85,000	0.14%	-
Geist Pavilion	IN	Indianapolis	1,062,115	-	1,062,115	1.76%	17.55	Partytree Superstore, Ace Hardware
Zionsville Place	IN	Indianapolis	232,612	-	232,612	0.39%	20.77
Red Bank Commons	IN	Evansville	359,484	-	359,484	0.60%	15.01	Wal-Mart (non-owned), Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	154,988	-	154,988	0.26%	14.11	Walgreens (non-owned)
50 South Morton	IN	Indianapolis	114,000	-	114,000	0.19%	57.00
Ridge Plaza	NJ	Oak Ridge	1,815,578	-	1,815,578	3.01%	16.28	A&P Grocery, CVS

____________________
1

Annualized Base Rent represents the contractual rent for September 2007 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2007.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

p.33	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue[1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

Eastgate Pavilion	OH	Cincinnati	$2,366,522	$-	$2,366,522	3.93%	$10.02	Best Buy, Dick's Sporting Goods, Value City Furniture
Cornelius Gateway	OR	Portland	66,400	-	66,400	0.11%	21.77	Walgreens (non-owned)
Shops at Otty	OR	Portland	249,665	122,500	372,165	0.62%	28.29	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	3,593,845	-	3,593,845	5.96%	12.07	Hobby Lobby, Linens 'N Things, Marshalls
Sunland Towne Centre	TX	El Paso	2,787,446	104,809	2,892,255	4.80%	9.85	HMY Roomstore, Kmart, Circuit City
Galleria Plaza	TX	Dallas	1,083,224	-	1,083,224	1.80%	24.45	Shoe Pavilion
Cedar Hill Village	TX	Dallas	673,085	-	673,085	1.12%	16.14	24 Hour Fitness, JC Penny (non-owned)
Preston Commons	TX	Dallas	626,422	-	626,422	1.04%	24.59	Lowe's Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	-	510,150	0.85%	4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	2,411,106	100,000	2,511,106	4.17%	15.58	HEB Grocery
Market Street Village	TX	Hurst	2,026,858	115,700	2,142,558	3.55%	12.90	Circuit City, Jo-Ann Fabric, Ross Stores
50th & 12th	WA	Seattle	475,000	-	475,000	0.79%	32.76	Walgreens
176th & Meridian	WA	Seattle	433,000	-	433,000	0.72%	29.74	Walgreens
Four Corner Square	WA	Seattle	777,196	-	777,196	1.29%	12.44	Johnson Hardware Store

TOTAL			$56,517,774	$3,890,405	$60,408,179	100.00%	$12.75

See prior page for footnote disclosure.

p.34	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

OPERATING COMMERCIAL PROPERTIES

As of September 30, 2007

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4,5]	Indianapolis	1905/2002	Redeveloped	298,346	85.8%	$4,472,047	60.0%	$17.47	Eli Lilly, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	$813,236	10.9%	$9.47	Indiana Dept of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	$1,466,603	19.7%	$23.12	Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	$693,450	9.3%	$6.03	Indiana Dept. of Administration

			TOTAL	562,652	92.5%	$7,445,336	100.0%	$14.31

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2007 for each applicable property, multiplied by 12.

2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.

3	Annualized Base Rent for 2007 is approximately $500,000.

4	Annualized Base Rent includes $728,527 from the Company and subsidiaries as of September 30, 2007.

5	On December 1, 2006, the Company agreed to terminate our lease with Eli Lilly & Company for 29,140 square feet and for 70,402 square feet effective October 1, 2007.

p.35	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of September 30, 2007

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent[1]				Annualized Base Rent per Leased Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total

Estero Town Commons	FL	-	25,600	25,600	0.0%	62.9%	62.9%	$ -	$473,795	$981,000	$1,454,795	$ -	$29.44	$29.44
International Speedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	2,130,281	309,571	362,900	2,802,752	10.63	18.79	11.25
King's Lake Square	FL	49,805	35,692	85,497	79.9%	97.0%	87.0%	238,770	786,948	-	1,025,718	6.00	22.74	13.79
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	98.1%	99.6%	554,049	398,754	-	952,802	4.01	10.29	5.38
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	87.9%	95.9%	408,452	455,179	-	863,631	7.90	19.74	11.55
Eagle Creek Lowe’s	FL	-	-	-	0.0%	0.0%	0.0%	-	-	800,000	800,000	-	-	-
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	100.0%	100.0%	627,628	1,052,111	-	1,679,738	9.51	26.62	15.92
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	727,193	-	1,113,424	7.90	24.69	14.21
Courthouse Shadows	FL	102,328	32,539	134,867	100.0%	80.5%	95.3%	943,032	441,278	-	1,384,311	9.22	16.85	10.77
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	69.6%	91.5%	594,252	222,950	-	817,202	18.00	24.84	19.46
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	973,085	504,052	-	1,477,137	8.36	18.06	10.24
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	72.6%	93.4%	621,444	430,430	-	1,051,874	4.73	14.30	6.51
Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,392	412,339	-	825,731	8.00	20.41	11.49
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	95.6%	98.0%	337,203	457,353	-	794,556	8.90	15.07	11.65
Kedron Village	GA	68,845	88,563	157,408	100.0%	75.8%	86.4%	849,648	1,541,001	-	2,390,649	12.34	22.97	17.59
Silver Glen Crossing	IL	78,675	54,041	132,716	100.0%	97.6%	99.0%	694,492	1,124,660	85,000	1,904,152	8.83	21.32	13.84
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	72.7%	90.9%	775,230	506,935	-	1,282,165	11.75	21.08	14.24
Beacon Hill	IN	-	38,161	38,161	0.0%	70.5%	70.5%	-	449,882	60,000	509,882	-	16.72	16.72
Cool Creek Commons	IN	63,600	60,994	124,594	100.0%	97.2%	98.6%	601,700	1,415,815	85,500	2,103,015	9.46	23.88	16.42
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	93.9%	97.5%	832,960	835,228	-	1,668,188	11.34	17.71	13.83
Traders Point	IN	238,721	40,837	279,558	100.0%	64.8%	94.9%	3,071,261	634,707	713,996	4,419,964	12.87	23.98	13.98
Traders Point II	IN	-	46,600	46,600	0.0%	61.4%	61.4%	-	743,532	-	743,532	-	25.99	25.99
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,069,645	71,500	1,486,768	11.25	20.69	17.17
Fishers Station	IN	57,000	57,457	114,457	100.0%	66.1%	83.0%	575,000	609,869	-	1,184,869	10.09	16.07	12.48
Whitehall Pike	IN	128,997	-	128,997	100.0%	0.0%	100.0%	1,014,000	-	-	1,014,000	7.86	-	7.86
The Centre	IN	18,720	61,969	80,689	100.0%	88.6%	91.3%	170,352	795,781	-	966,133	9.10	14.49	13.12
The Corner Shops	IN	12,200	30,345	42,545	100.0%	95.9%	97.1%	73,200	481,008	-	554,208	6.00	16.53	13.42
Stoney Creek	IN	49,330	-	49,330	100.0%	0.0%	100.0%	464,755	-	-	464,755	9.42	-	9.42
Greyhound Commons	IN	-	-	-	0.0%	0.0%	0.0%	-	-	202,500	202,500	-	-	-
Weston Park Phase I	IN	-	-	-	0.0%	0.0%	0.0%	-	-	85,000	85,000	-	-	-
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	90.0%	94.4%	376,082	686,034	-	1,062,115	13.45	21.07	17.55
Zionsville Place	IN	-	12,400	12,400	0.0%	90.3%	90.3%	-	232,612	-	232,612	-	20.77	20.77
Red Bank Commons	IN	-	34,308	34,308	0.0%	69.8%	69.8%	-	359,484	-	359,484	-	15.01	15.01
Martinsville Shops	IN	-	10,986	10,986	0.0%	100.0%	100.0%	-	154,988	-	154,988	-	14.11	14.11
50 South Morton	IN	-	2,000	2,000	0.0%	100.0%	100.0%	-	114,000	-	114,000	-	57.00	57.00
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	92.2%	96.9%	986,556	829,022	-	1,815,578	14.17	19.77	16.28
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,233,772	132,750	-	2,366,522	9.64	29.50	10.02
Cornelius Gateway	OR	-	21,000	21,000	0.0%	14.5%	14.5%	-	66,400	-	66,400	-	21.77	21.77
Shops at Otty	OR	-	9,845	9,845	0.0%	89.6%	89.6%	-	249,665	122,500	372,165	-	28.29	28.29
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	97.3%	99.3%	2,183,969	1,409,877	-	3,593,845	9.62	19.93	12.07
Sunland Towne Centre	TX	277,131	30,343	307,474	91.7%	95.1%	920.7%	2,298,302	489,144	104,809	2,892,255	9.04	16.96	9.85
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	722,108	361,116	-	1,083,224	23.00	27.97	24.45
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	189,620	-	673,085	15.00	20.00	16.14
Preston Commons	TX	-	27,539	27,539	0.0%	92.5%	92.5%	-	626,422	-	626,422	-	24.59	24.59
Burlington Coat Factory	TX	107,400	-	107,400	100.0%	0.0%	100.0%	510,150	-	-	510,150	4.75	-	4.75
Plaza Volente	TX	105,000	51,333	156,333	100.0%	96.9%	99.0%	1,155,000	1,256,106	100,000	2,511,106	11.00	25.26	15.58
Market Street Village	TX	137,246	19,879	157,125	0.0%	100.0%		1,570,081	456,777	115,700	2,142,558	11.44	22.98	12.90
50th & 12th	WA	14,500	-	14,500	100.0%	0.0%	100.0%	475,000	-	-	475,000	32.76	-	32.76
176th & Meridian	WA	14,560	-	14,560	100.0%	0.0%	100.0%	433,000	-	-	433,000	29.74	-	29.74
Four Corner Square	WA	20,512	52,587	73,099	100.0%	79.8%	85.5%	126,672	650,524	-	777,196	6.18	15.50	12.44

TOTAL		3,210,461	1,454,493	4,664,954	99.0%	85.6%	94.8%	$31,250,196	$25,144,555	$3,890,405	$60,285,156	$9.83	$20.18	$12.75

____________________
1	This table does not include annualized base rent from development property tenants open for business as of September 30, 2007.

p.36	Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/07